UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 28, 2014

Kennametal Inc.
(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania	1-5318	25-0900168

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

World Headquarters 1600 Technology Way P.O. Box 231 Latrobe, Pennsylvania		15650-0231

(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (724) 539-5000
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02 Results of Operations and Financial Condition
Item 5.07 Submission of Matters to a Vote of Security Holders
Item 9.01 Financial Statements and Exhibits
Item 2.02 Results of Operations and Financial Condition
On October 30, 2014, Kennametal Inc. (Kennametal or the Company) issued an earnings announcement for its fiscal first quarter ended September 30, 2014.
The press release contains certain non-generally accepted accounting principles (GAAP) financial measures. The following GAAP financial measures have been presented on an adjusted basis: sales, operating income and margin, net income, diluted earnings per share (EPS), Industrial sales, Industrial operating income and margin, and Infrastructure sales, Infrastructure operating income and margin. Adjustments include restructuring and related charges and acquisition charges for the three months ended September 30, 2014 and 2013, respectively. Management adjusts for these items in measuring and compensating internal performance and to more readily compare the Company’s financial performance period-to-period. The press release also contains free operating cash flow and adjusted return on invested capital (ROIC), which are both non-GAAP measures and are defined below.
Management believes that presentation of these non-GAAP financial measures provides useful information about the results of operations of the Company for the current and past periods. Management believes that investors should have available the same information that management uses to assess operating performance, determine compensation and assess the capital structure of the Company. These non-GAAP measures should not be considered in isolation or as a substitute for the most comparable GAAP measures. Investors are cautioned that non-GAAP financial measures utilized by the Company may not be comparable to non-GAAP financial measures used by other companies.
Free Operating Cash Flow
Free operating cash flow is a non-GAAP financial measure and is defined by the Company as cash provided by operations (which is the most directly comparable GAAP measure) less capital expenditures plus proceeds from disposals of fixed assets. Management considers free operating cash flow to be an important indicator of Kennametal’s cash generating capability because it better represents cash generated from operations that can be used for dividends, debt repayment, strategic initiatives (such as acquisitions), and other investing and financing activities.
Adjusted Return on Invested Capital
Adjusted Return on Invested Capital is a non-GAAP financial measure and is defined by the Company as the previous 12 months’ net income, adjusted for interest expense, noncontrolling interest and special items, divided by the sum of the previous five quarters average balances of debt and total equity. The most directly comparable GAAP measure is return on invested capital calculated utilizing GAAP net income. Management believes that this financial measure provides additional insight into the underlying capital structure and performance of the Company. Management utilizes this non-GAAP measure in determining compensation and assessing the operations of the Company.
Additionally, during our quarterly earnings teleconference we may use various non-GAAP financial measures to describe the underlying operating results. Accordingly, we have compiled below certain reconciliations as required by Regulation G. These non-GAAP measures should not be considered in isolation or as a substitute for the most comparable GAAP measures. Investors are cautioned that non-GAAP financial measures utilized by the Company may not be comparable to non-GAAP financial measures used by other companies.

Debt to Capital
Debt to Capital is a non-GAAP financial measure and is defined by Kennametal as total debt divided by the sum of total equity plus total debt. The most directly comparable GAAP measure is debt to equity, which is defined as total debt divided by total equity. Management believes that Debt to Capital provides additional insight into the underlying capital structure and performance of the Company.

DEBT TO CAPITAL (UNAUDITED)	September 30,	June 30,
(in thousands, except percents)	2014	2014
Total debt	$1,015,863	$1,061,783
Total equity	1,954,254	1,961,608
Debt to equity, GAAP	52.0%	54.1%
Total debt	$1,015,863	$1,061,783
Total equity	1,954,254	1,961,608
Total capital	$2,970,117	$3,023,391
Debt to capital	34.2%	35.1%

Gross Margin
The following GAAP financial measures have been presented on an adjusted basis: gross profit and margin. Adjustments include restructuring and related charges for the three months ended September 30, 2014. Management adjusts for these items in measuring and compensating internal performance and to more readily compare the Company’s financial performance period-to-period.

THREE MONTHS ENDED SEPTEMBER 30, 2014

GROSS MARGIN (UNAUDITED)	September 30,
2014
2015 Reported sales	$694,941
2015 Reported gross profit	218,099
2015 Reported gross margin	31.4%

Restructuring and related charges	3,779
2015 Adjusted gross profit	$221,878
2015 Adjusted gross margin	31.9%

Operating Expense
The following GAAP financial measures have been presented on an adjusted basis: operating expense and margin. Adjustments include restructuring and related charges for the three months ended September 30, 2014. Management adjusts for these items in measuring and compensating internal performance and to more readily compare the Company’s financial performance period-to-period.

THREE MONTHS ENDED SEPTEMBER 30, 2014

OPERATING EXPENSE (UNAUDITED)	September 30,
2014
2015 Reported sales	$694,941
2015 Reported operating expense	148,488
2015 Reported operating expense as a percent of sales	21.4%

Restructuring and related charges	(2,104)
2015 Adjusted operating expense	$146,384
2015 Adjusted operating expense as a percent of sales	21.1%

Item 5.07 Submission of Matters to a Vote of Security Holders
At the Annual Meeting of Shareowners on October 28, 2014, our Shareowners voted on the election of three directors, the ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2015, an advisory vote on executive compensation, and an approval of amendments to our Articles of Incorporation and By-Laws to adopt a majority voting standard for director elections and to eliminate cumulative voting. Of the 73,177,966 shares present in person or by proxy, the following is the number of shares voted in favor of, abstained or voted against each matter and the number of shares having authority to vote on each matter but withheld.

I.	With respect to the votes cast for the re-election of three directors with the terms to expire in 2017:

	For	Against	Withheld	Broker Non-Votes
Philip A. Dur	69,055,304	—	721,254	3,401,408
Timothy R. McLevish	69,041,979	—	734,579	3,401,408
Steven H. Wunning	67,696,472	—	2,080,086	3,401,408
The following other directors’ terms of office continued after the meeting: Carlos M. Cardoso, Cindy L. Davis, Ronald M. Defeo, William J. Harvey, William R. Newlin, and Lawrence W. Stranghoener.

II.	With respect to the ratification of the selection of the firm PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2015:

	For	Against	Abstained	Broker Non-Votes
PricewaterhouseCoopers LLP	72,554,758	344,074	279,134	—

III.	With respect to the advisory vote on executive compensation:

	For	Against	Abstained	Broker Non -Votes
Executive compensation	67,283,083	1,889,493	603,982	3,401,408

IV.	With respect to the approval of amendments to our Articles of Incorporation and By-Laws:

	For	Against	Abstained	Broker Non -Votes
Amendments to Articles of Incorporation and By-Laws	65,026,791	4,474,699	275,068	3,401,408

Item 9.01 Financial Statements and Exhibits
(d) Exhibits
3(i) Articles of Incorporation
3(ii) By-Laws
99.1 Fiscal 2015 First Quarter Earnings Announcement

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENNAMETAL INC.

Date: October 30, 2014	By:	/s/ Martha Fusco
Martha Fusco
Vice President Finance and Corporate Controller